UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             December 19, 2013

HI-TECH PHARMACAL CO., INC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

1.	At the 2013 annual meeting of stockholders of Hi-Tech Pharmacal Co., Inc. (the “Company”) held on December 19, 2013 (“2013 Annual Meeting”), the Company’s stockholders adopted the Agreement and Plan of Merger, dated as of August 26, 2013, with Akorn, Inc. and Akorn Enterprices, Inc. (the “Merger Agreement”) and approved the transactions contemplated in the Merger Agreement (the “Merger”) as follows:

For	Against	Abstain	Broker Non-Votes
10,821,151	115,424	22,351	1,461,038

2.	At the 2013 Annual Meeting, the Company’s stockholders approved a non-binding proposal with respect to certain compensation arrangements for certain of the Company’s named executive officers, as defined in the Company’s Proxy Statement, dated November 7, 2013, in connection with the Merger as follows:

For	Against	Abstain	Broker Non-Votes
5,546,614	4,942,321	469,991	1,461,038

3.	At the 2013 Annual Meeting, the Company’s stockholders approved an adjournment or postponement of the 2013 Annual Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposal to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger, if necessary, as follows:

For	Against	Abstain	Broker Non-Votes
10,163,114	755,538	40,274	1,461,038

4.	At the 2013 Annual Meeting, the Company’s stockholders elected the following directors to hold office in the event the Merger is not completed until the Company’s next annual meeting of stockholders and in each case until his successor has been duly elected and until his earlier resignation or removal as follows:

	For	Withheld	Broker Non-Votes
David S. Seltzer	10,749,391	209,535	1,461,038
Reuben Seltzer	10,532,295	426,631	1,461,038
Martin M. Goldwyn	9,668,972	1,289,954	1,461,038
Yashar Hirshaut, M.D.	9,146,667	1,812,259	1,461,038
Jack van Hulst	9,122,981	1,835,945	1,461,038
Anthony J. Puglisi	10,703,268	255,658	1,461,038
Bruce W. Simpson	8,804,511	2,154,415	1,461,038

5.	At the 2013 Annual Meeting, the Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending April 30, 2014 as follows:

For	Against	Abstain
12,262,308	87,243	70,413

6.	At the 2013 Annual Meeting, the Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
6,315,430	4,210,771	432,725	1,461,038

7.	At the 2013 Annual Meeting, the Company’s stockholders approved the transaction of such other business as may properly come before the 2013 Annual Meeting or any adjournment thereof as follows:

For	Against	Abstain
5,875,742	6,365,676	178,546

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013	HI-TECH PHARMACAL CO., INC.

/s/ David Seltzer
Name: David Seltzer
Title: President and Chief Executive Officer